UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2026
The Ensign Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33757	33-0861263

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29222 Rancho Viejo Road, Suite 127,
San Juan Capistrano,	CA	92675

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (949) 487-9500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ENSG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of The Ensign Group, Inc. (the “Company”) was held on May 13, 2026. The number of issued and outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting was 58,413,971. These shares were issued and outstanding as of March 18, 2026, which was the record date for the Annual Meeting. There were present at the Annual Meeting, either in person or by proxy, 54,180,430 shares of the Company’s common stock. The matters voted upon at the Annual Meeting and the results of the votes were as follows:

1.The four nominees named below were elected to serve as Class I or Class II directors of the board of directors, as set forth below, to serve until the 2029 and 2027 Annual Meetings, respectively, or until a successor is elected and qualified, and the voting results were as follows:

	Votes	Votes		Broker
Nominee	For	Against	Abstentions	Non-Votes

Class I directors elected for a three-year term
Mr. Barry M. Smith	47,384,709	3,949,163	26,518	2,820,040
Ms. Swati B. Abbott	47,787,180	3,538,300	34,910	2,820,040
Ms. Suzanne D. Snapper	48,569,568	2,763,632	27,190	2,820,040
Class II director elected for a one-year term
Ms. Marivic Uychiat Pison	50,643,089	691,050	26,251	2,820,040

2. The selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026 was ratified, and the voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,936,324	1,225,920	18,186	—

3. The compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved on an advisory basis, and the voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,558,730	2,765,660	36,000	2,820,040

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ENSIGN GROUP, INC.

Dated: May 18, 2026	/s/ Chad A. Keetch
Chad A. Keetch
Chief Investment Officer